EXHIBIT 10.1

MEMORANDUM OF AGREEMENT ENTERED INTO IN THE CITY AND DISTRICT OF MONTREAL, THIS 15th DAY OF SEPTEMBER 2000.


BY AND BETWEEN:     MODERN  COMPUTER  SYSTEMS,   INC.,  a  legal  person,   duly
                    incorporated according to law, having a place of business at 222 Lakeview Avenue Suite 160-134, West Palm Beach, FLORIDA
                    33480, herein represented by Robert Vivian, duly authorized for purposes hereof;

                    hereinafter referred to as "PURCHASER"

AND: DONALD W. SEAL, IN TRUST, on behalf of all the Shareholders of Multimedia, Developpement, Integration (MDI) Inc., a Federal Corporation, duly incorporated accord ing to law, having its head office at 2975 rue Hochelaga, Montreal, Province of Quebec, H1W 1G1;

                    hereinafter referred to as "VENDOR"

AND: MULTIMEDIA, VELOPPEMENT, INTEGRATION (MDI) INC., a Federal Corporation, duly incorporated according to law, having its head office at 2975 rue Hochelag a, Montreal, Province of Quebec, H1W 1G1;

                    hereinafter referred to as "MDI"


     WHEREAS the VENDOR and the PURCHASER have agreed to a transfer of shares;


NOW THEREFORE, THE PARTIES HERETO HAVE AGREED AS FOLLOWS:


1. THAT the preamble to this Agreement shall form part hereof as though recited herein at length;

2. THAT the VENDOR and MDI warrant that as of the date hereof MDI has issued as fully paid and non-assessable the following shares in the capital of MDI:


          DONALD W. SEAL IN TRUST: Four Million One Hundred and Sixty-Seven Thousand Four Hundred and Fifty (4,167,450) common shares;




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3. THAT the PURCHASER  warrants that as of the date hereof i has issued as fully paid and  non-assessable  the  following  shares in its capital  stock:

     a. Four Million  (4,000,000) free trading shares;  and

     b. Six Million Fifty Thousand (6,050,000) shares, which are anticipated to be free trading on or before January 1st, 2001;

4. THAT the VENDOR represents and warrants that:

     a. it is the registered and beneficial owner of th Shares set forth opposite its name in paragraph 2, hereinabove, free and clear of any and all charges, encum brances or rights of any third party of any kind or nature;

     b. this Agreement has been duly executed and delivered by it and constitutes a valid and binding obligation on its part, enforceable against it in accordance with its terms;

     c. the execution, delivery and performanc of this Agreement does not and will not contravene the provisions of any indenture, agreement or other instrument to which it is a party or by which it may be bound; and

     d. all of the foregoing representations and warranties will continue to be true and correct during the continuance of this Agreement.


5. THAT MDI represents and warrants:

     a. it is duly incorporated and validly existing under the laws of its jurisdiction of incorporation and it has the power and capacity to own its assets and to enter into and perform its obligations under this Agreement; this Agreement has been duly authorized by it, and the execution, delivery and performance of this Agreement does not and will not contravene any law applicable to it or the provisions of its articles of incorporation, by-laws, constating documents or other organizational documents;

     b. this Agreement has been duly executed and delivered by it and constitutes a valid and binding obligation on its part, enforceable against it in accordance with its terms;

     c. the execution, delivery and performance of this Agreement does not and will not contravene the provisions of any indenture, agreement or other instrument to which it is a party or by which it may be bound;

     d. all of the foregoing representations and warranties will continue to be true and correct during the continuance of this Agreement;


     e. it has not granted any options to purchase any of its shares;



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6. THAT the PURCHASER represents and warrants:

     a. it is duly incorporated and validly existing under the laws of its jurisdiction of incorporation and it has the power and capacity to own its assets and to enter into and perform its obligations under this Agreement; this Agreement has been duly authorized by it, and the execution, delivery and performance of this Agreement does not and will not contravene any law applicable to it or the provisions of its articles of incorporation, by-laws, constating documents or other organizational documents;

     b. this Agreement has been duly executed and delivered by it and constitutes a valid and binding obligation on its part, enforceable against it in accordance with its terms;

     c. the execution, delivery and performanc of this Agreement does not and will not contravene the provisions of any indenture, agreement or other instrument to which it is a party or by which it may be bound; and

     d. all of the foregoing representations and warranties will continue to be true and correct during the continuance of this Agreement.

     e. it has no outstanding debts of any nature whatsoever except for the accounting fees and legal fees for the amount of $28,400.00 as per financial statements dated 30.04.2000;

     f. declares that there are no options outstanding for the purchase of new shares;

     g. THAT the VENDOR hereby sells, cedes, assigns, transfers and makes over unto the PURCHASER hereto present and accepting all the issued and outstanding shares of MDI being, Four Million One Hundred and Sixty Seven Thousand Four Hundred and Fifty (4,167,450) common shares, the whole for and in consideration of the issuance by the PURCHASER of Seventeen Million Eight Hundred and Twenty-Eight Thousand Five Hundred and Seventy-One (17,828,571) shares restricted in accordance with the security exchange regulations.

     h. THAT the parties agree to sign, execute and deliver any and all deeds, documents, minutes, transfers, share certificates, etc., necessary to give effect to the foregoing;


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i. THAT following the transaction  herein the capital structure of the PURCHASER will be 27,878,571, being :

     i. Four Million (4,000,000) unrestricted shares;

     1 Six Million Fifty Thousand (6,050,000) under restriction which will expire on December 31st, 2000; and

     2 Seventeen Million Eight Hundred and Twenty-Eight Thousand Five Hundred and Seventy One (17,828,571) restricted in accordance with the regulations of S.E.C.;

     3 THAT following the acquisition herein MDI will become a wholly owned subsidiary of the PURCHASER;

     4 THAT MDI hereby appears in order to give its consent to the transaction herein.

     5 THAT the parties agree that a new Boar of Directors will be named, the present Board resigning to be replaced as follows:

     GEORGES DURST Chairman C.E.O.


     ROBERT VIVIAN Director

     RICHARD COURVILLE President C.O.O.

     ROBERT CARRIERE Vice-President and Secretary


AND THE PARTIES HERETO HAVE SIGNED AT THE PLACE AND AS OF THE DATE FIRST HEREINABOVE MENTIONED.




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                                       MODERN COMPUTER SYSTEMS, INC.

                                       PER: /s/ Robert Vivian
                                       ----------------------------------------
                                       ROBERT VIVIAN


                                       /s/ Donald W. Seal
                                       ----------------------------------------
                                       DONALD W. SEAL, IN TRUST
                                       On behalf of all of the shareholders of

                                                Multimedia, Developpement, Inte
                                       gration (MDI) Inc.


                                       MULTIMEDIA, DEVELOPPEMENT,
                                       INTEGRATION (MDI) INC.

                                       Per: /s/ George Durst
                                       ----------------------------------------
                                       GEORGES DURST

                                       Per: /s/ Richard Courville
                                       ----------------------------------------
                                       RICHARD COURVILLE